SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RG America, Inc.
(Name of Registrant as Specified In Its Charter)

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RG AMERICA, INC.

1507 CAPITAL AVENUE, SUITE 101
PLANO, TEXAS 75074
(972) 919-4774

December 5, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of RG America, Inc., a Nevada corporation (the “Company”), to be held at the offices of Hughes & Luce, LLP located at 1717 Main Street, Suite 2800, Dallas, Texas 75201, at 10:00 a.m., Central Standard Time, on Thursday, December 15, 2005. At this meeting you will be asked to:

(i)

elect six directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

(ii)

ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2005; and

(iii)

transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters and the procedures for voting your shares are discussed in the accompanying Notice of Meeting and Proxy Statement.

The directors urge each stockholder, whether or not intending to attend the meeting in person, to execute the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not prevent a stockholder from voting in person at the meeting.

Sincerely,

Edward P. Rea
Executive Chairman

RG America, Inc.

1507 Capital Avenue, Suite 101
Plano, Texas 75074
(972) 919-4774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2005

The annual meeting of stockholders of RG America, Inc., a Nevada corporation (the “Company”), will be held at 10:00 a.m., Central Standard Time, on Thursday, December 15, 2005, at the offices of Hughes & Luce, LLP located at 1717 Main Street, Suite 2800, Dallas, Texas 75201, for the following purposes:

(i)

to elect six directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

(ii)

to ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2005; and

(iii)

to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed the close of business on November 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only those stockholders of record on that date will be entitled to notice of and to vote at the meeting.

A complete list of the stockholders entitled to vote at the meeting will be open for inspection at the Company’s offices during normal business hours by any stockholder, for any purpose related to the meeting, for a period of ten days before the meeting.

Your participation in the Company’s affairs is important. To insure your representation, whether or not you expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage prepaid envelope that has been provided for your convenience. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

Kevin L. Dahlberg
Secretary

December 5, 2005

RG America, Inc.

1507 Capital Avenue, Suite 101
Plano, Texas 75074
(972) 919-4774

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 15, 2005

Date, Time and Place Information

This Proxy Statement is furnished in connection with the solicitation of proxies by RG America, Inc. (the “Company”) for use at the Company’s annual meeting of stockholders to be held at the offices of Hughes & Luce, LLP located at 1717 Main Street, Suite 2800, Dallas, Texas 75201, at 10:00 a.m., Central Standard Time, on Thursday, December 15, 2005 (the “Meeting”), and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the Company’s stockholders on or about December 5, 2005.

The purpose of the Meeting is to consider and act upon (i) the election of six directors, (ii) the ratification and approval of the appointment of Whitley Penn as the Company’s independent auditors for the fiscal year ending December 31, 2005, and (iii) such other matters as may properly come before the Meeting or any adjournment thereof.

Revocability of Proxy

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised, by delivering to the Secretary of the Company at its principal executive offices located at 1507 Capital Avenue, Suite 101, Plano, Texas 75074, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder also may revoke his or her proxy by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Persons Making the Solicitation

This solicitation of proxies is made by the Company. No member of the Board of Directors of the Company (the “Board”) has informed the Company that he intends to oppose any action intended to be taken by the Company at the Meeting.

In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. The Company will bear all costs of solicitation of proxies.

Voting Procedures

If a quorum exists, the affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors (Proposal One). There are no cumulative voting rights for the election of directors. All other matters that properly come before the Meeting must receive the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Meeting. A proxy, if received in time for voting and not revoked, will be voted at the Meeting in accordance with the instructions contained therein. All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the six persons named under “Election of Directors,” (ii) FOR the ratification and approval of the appointment of Whitley Penn as the Company’s independent auditors for the fiscal year ending December 31, 2005, and (iii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Meeting. A stockholder marking the proxy “Abstain” will not be counted as voting in favor of or against the particular proposals from which the stockholder has elected to abstain.

Abstentions and broker non-votes (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are included in vote totals and, as such, will have the same effect on each proposal, other than the election of directors, as a negative vote. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Broker non-votes are not included in vote totals and, as such, will have no effect on any proposal. The holders of outstanding Common Stock are entitled to one vote per share on each matter submitted to a vote of stockholders.

PROPOSAL ONE

TO ELECT SIX DIRECTORS

Nominees

At the Meeting, six nominees are to be elected to the Board of Directors of the Company (the “Board”), each director to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the six nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

Certain information with respect to the nominees is set forth below:

Name	Age	Positions with the Company	Director Since

J. Kenneth Dunn	47	Director	2004
Michael A. Jenkins	63	Director	2004
Paul S. Johnson Jr.	72	Director	2004
Edward P. Rea	65	Director and Executive Chairman	2001
James A. Rea	37	Director and Chief Operating Officer	2004
John E. Rea	40	Director and Chief Executive Officer	2001

Each of the nominees is currently a director of the Company, and a description of each nominee’s business experience during the past 5 years, other directorships held in reporting companies, if any, and family relationships with other directors or executive officers of the Company, if any, can be found in the “Directors and Executive Officers” section on page 7 of this Proxy Statement.

Required Vote

The six nominees for election as directors who receive the greatest number of votes will be elected as directors. The Board recommends that the stockholders vote FOR the election of each of the nominees listed above.

PROPOSAL TWO

TO RATIFY AND APPROVE THE SELECTION OF INDEPENDENT AUDITORS

Whitley Penn has served as the Company’s independent auditors since April 28, 2004. The Board has selected the firm to continue in this capacity for the current fiscal year ending December 31, 2005. A representative of Whitley Penn is expected to attend the Meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the Meeting.

Notwithstanding the selection of Whitley Penn, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and the stockholders.

Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of auditors and accordingly is submitting a proposal to ratify the selection of Whitley Penn. If the stockholders should fail to approve this proposal, the Board will consider the selection of another auditing firm.

Required Vote

The ratification and approval of the selection of Whitley Penn as the Company’s independent auditors requires the affirmative vote of not less than a majority of the votes cast at the Meeting. The Board recommends that the stockholders vote FOR the ratification and approval of the selection of Whitley Penn to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005.

OTHER INFORMATION

Voting Securities and Principal Holders Thereof

As of the close of business on November 28, 2005 (the “Record Date”), there were 26,372,195 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof.

Security Ownership of Certain Beneficial Owners

The following table sets forth as of the Record Date the number of shares of Common Stock beneficially owned by each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned.

Name And Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

DKWFLP LP	3,200,000	12.1%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

J 2 Family LP	3,200,000	12.1%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

JAAVBR LP	3,216,667	12.2%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

Jades Family LP	3,200,000	12.1%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

Jerod Yates	1,875,000	7.1%
1233 Tracey Lynn Drive, Suite A
Abilene, Texas 79601

——————

(1)

Includes all shares of Common Stock with respect to which each holder directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares.

Security Ownership of Management

The following table sets forth as of the Record Date the number of shares of Common Stock beneficially owned by (i) each current director and executive officer of the Company and (ii) all directors and executive officers as a group. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class

John N. Brobjorg	215,953	(2)	*
4209 Cedarbrook Circle
Richardson, Texas 75082

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class

Kevin L. Dahlberg	339,909	(3)	1.3%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

J. Kenneth Dunn	16,886		*
14139 Valley Creek Drive
Plano, Texas 75240

Bruce A. Hall	714,286	(4)	2.7%
836 Blue Jay Lane
Coppell, Texas 75019

Michael A. Jenkins	17,500		*
2151 Fort Worth Avenue
Dallas, Texas 75211

Paul S. Johnson	19,584	(5)	*
2122 Country Club Drive, # 280
Carrollton, Texas 75006

Edward P. Rea	834,744	(6)	3.2%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

James A. Rea	3,638,819	(7)	13.8%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

John E. Rea	3,617,167	(8)	13.7%
1507 Capital Avenue, Suite 101
Plano, Texas 75074

All directors and executive officers as a
group (9 persons)	9,414,848		35.7%

——————

(*)

Less than 1 percent

(1)

Includes all shares with respect to which each holder directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares.

(2)

Includes (i) 166,667 shares which Mr. Brobjorg has the right to acquire within 60 days upon the exercise of options; and (ii) 1,667 shares owned by Mr. Brobjorg’s spouse.

(3)

Includes 276,667 shares which Mr. Dahlberg has the right to acquire within 60 days upon the exercise of options.

(4)

Includes 666,667 shares which Mr. Hall has the right to acquire within 60 days upon the exercise of options.

(5)

Includes 42 shares owned by members of Mr. Johnson’s immediate family.

(6)

Includes (i) 250,000 shares which Edward P. Rea has the right to acquire within 60 days upon the exercise of options; and (ii) 584,744 shares owned by Rea Brothers Limited. Edward P. Rea is Chairman of Rea Brothers Limited.

(7)

Includes (i) 416,667 shares which James A. Rea has the right to acquire within 60 days upon the exercise of options; (ii) 1,784 shares owned by Tenax, Inc.; (iii) 3,451 shares owned by JR Holdings, Inc.; (iv) 3,216,667 shares owned by JAAVBR LP; and (v) 250 shares owned by members of James A. Rea’s immediate family. James A. Rea is the owner of Tenax, Inc. and JR Holdings, Inc. and a limited partner of JAAVBR, L.P.

(8)

Includes (i) 416,667 shares which John E. Rea has the right to acquire within 60 days upon the exercise of options; (ii) 3,200,000 shares owned by J 2 Family LP; and (iii) 500 shares owned by members of John E. Rea’s immediate family. John E. Rea is a limited partner of J2 Family LP and the President and sole shareholder of its general partner.

Directors and Executive Officers

The following table sets forth the name, age and positions held by each of the Company’s directors and executive officers. Members of the Board are elected and serve for one-year terms or until their successors are duly elected and qualify. All officers serve at the pleasure of the Board. There are no arrangements or understandings with respect to the selection of directors or officers.

Name	Age	Positions with the Company

John Brobjorg	48	Corporate Controller
Kevin L. Dahlberg	42	Executive Vice President; Vice President – Investor Relations and Secretary; President of RG Insurance Services, Inc.
J. Kenneth Dunn	47	Director
Bruce A. Hall	49	Chief Financial Officer
Michael A. Jenkins(1,2,3)	63	Director
Paul S. Johnson(1,2,3)	72	Director
Edward P. Rea	65	Director and Executive Chairman
James A. Rea	37	Director and Chief Operating Officer
John E. Rea	40	Director and Chief Executive Officer

——————

(1)

Current member of Audit Committee.

(2)

Current member of Compensation Committee.

(3)

Current member of Nominating Committee.

John N. Brobjorg, Corporate Controller

John N. Brobjorg has been the Company’s Corporate Controller on a consulting basis since March 2005. Prior to that, he served as the Company’s Corporate Controller as an employee from July 2004 to March 2005. Mr. Brobjorg is a financial executive with extensive experience as a corporate controller and in related financial management positions in the hi-tech, manufacturing, energy, clinical laboratory and consulting industries. He is also the Corporate Controller of Dent Zone International, Inc., a paintless dent repair company, a position he has held since April 2005, and he was also the Corporate Controller of Claridge Capital Partners, a medical services company, from December 2004 to March 2005. Prior to joining the Company, Mr. Brobjorg performed financial and accounting contract work for various companies from June 2003 to June 2004. Prior to that, from October 1999 to May 2003, he was the Corporate Controller of Probex Corporation, a formerly publicly traded used oil recycling company that filed for protection under Chapter 7 of the United States Bankruptcy Code in May 2003. He has also held senior level positions at Praxair Inc., Corning Clinical Laboratories, Convex Computer Corporation and Amsoil, Inc. Mr. Brobjorg holds a CMA designation and earned a Master of Arts degree in International Business from the University of Texas and a Bachelor of Arts degree in Economics and a Senior Accounting Certificate from the University of Minnesota.

Kevin L. Dahlberg, Executive Vice President; Vice President – Investor Relations and Secretary; President of RG Insurance Services, Inc.

Kevin L. Dahlberg has been the Company’s Vice President – Investor Relations since June 2004, Executive Vice President since December 2004, and Secretary since March 2005. Mr. Dahlberg has also been President of RG

Insurance Services, Inc. since December 2004. He also previously served as the Company’s Senior Vice President – Finance from December 2003 to June 2004. He was previously employed with Moore Remodeling & Construction, L.P. and MCS, L.P. as a principal and partner from September 2002 to December 2003. Prior to that, Mr. Dahlberg was employed by Hillwood Investments, a Perot Company, from March 2000 to August 2002 as a Vice President. Mr. Dahlberg obtained a Bachelor of Arts in Business Administration degree from Baylor University with majors in Entrepreneurship, Management and Real Estate in 1985. He also holds Series 6, Series 7 and Series 63 Securities Licenses.

J. Kenneth Dunn, Independent Director

Mr. Dunn has been a member of the Board since August 2004. He is currently the President of Rainier Capital Management, a banking and financial consulting firm, which he formed in 2003. Prior to that, from 1992 to 2003, Mr. Dunn was Executive Vice President of Meridian Capital Management, a real estate management firm. Prior to that, from 1988 to 1992, Mr. Dunn was Executive Vice President of Hampton Real Estate Group, a real estate management company which owned or controlled approximately 10,000 apartment units and 1,500,000 square feet of commercial property. Mr. Dunn was employed as a commercial loan officer from 1982 to 1988 with First National Bank of Commerce in New Orleans, Louisiana and Banc Texas in Dallas, Texas in the general business and real estate lending divisions. Mr. Dunn received his Masters of Business Administration degree from the University of Arkansas in 1982.

Bruce A. Hall, Chief Financial Officer

Mr. Hall has been the Company’s Chief Financial Officer on a consulting basis since March 2005. Prior to that, he served as the Company’s CFO as an employee from May 2004 to March 2005. He also served as the Company’s Secretary from May 2004 until March 2005. Mr. Hall is a senior financial executive with extensive experience serving as a CFO and in related financial management positions in the real estate development, energy, consulting and manufacturing industries. He is also the Chief Executive Officer and Chief Financial Officer of Dent Zone International, Inc., a paintless dent repair company, a position he has held since January 2005. He has held senior level positions at Recognition Equipment, Inc. and Harris Adacom Corporation. Mr. Hall was formerly Chief Financial Officer of Probex Corporation, a formerly publicly traded used oil recycling company that filed for protection under Chapter 7 of the United States Bankruptcy Code in May 2003. He has also been a senior financial and management consultant and multi-family housing developer and began his career in public accounting with Arthur Young & Company, a predecessor of Ernst & Young LLP. Mr. Hall holds both CPA (Certified Public Accountant) and CMA (Certified Management Accountant) designations and is a graduate of the University of Texas at Austin.

Michael A. Jenkins, Independent Director

Mr. Jenkins has been a member of the Board since March 2004. He is currently President of Leisure and Recreation Concepts, Inc. (“LARC”), a design and consulting firm located in Dallas, Texas. He has been President of LARC since 1970. Additionally, Mr. Jenkins has been President and Managing Director of Dallas Summer Musicals, Inc., a musical theater company, since 1974. Mr. Jenkins attended Baylor University from 1960 to 1963.

Paul S. Johnson Jr., Independent Director

Mr. Johnson has been a member of the Board since February 2004. Mr. Johnson retired from the U.S. Naval Reserves in 1991 with the rank of 2-star admiral. From November 2003 to October 2005, he was the Chief Executive Officer of two car rental companies, Addison Auto Rental, LLC and North Texas Auto Rental, LLC. Prior to that, from June 2001 to November 2003, he was Chief Executive Officer of Classic Auto, an automobile body work company. From July 1989 to the present, Mr. Johnson has been employed by American East as a Captain on Boeing 727 aircraft. He is a graduate of Iowa State University where he obtained a Bachelors of Science degree.

Edward P. Rea, Director and Executive Chairman

Edward P. Rea has been the Company’s Executive Chairman and a director since April 2001. Mr. Rea is also the Chairman of Rea Brothers Limited, an Ontario, Canada corporation (“Rea Brothers”), an investment company, a position he has held since September 1964. From June 1994 to October 2004, he served as Chairman of The Crafter’s Marketplace, Ltd. (“Crafters”), which operated a chain of retail stores in Canada. He has also been an independent business consultant since 1998. Mr. Rea was formerly Chairman of INVA #1, Inc., a former wholly- owned nominee subsidiary of the Company that filed involuntary bankruptcy under Chapter 11 of the United States Bankruptcy Code on December 3, 2002 and was ultimately sold to an investor through the bankruptcy court. Mr. Rea is the father of the Company’s Chief Executive Officer and director, John E. Rea, and the Company’s Chief Operating Officer and director, James A. Rea.

James A. Rea, Director and Chief Operating Officer

James A. Rea has been the Company’s Chief Operating Officer since December 2003, and has been a director since March 2004. Mr. Rea also served as the Company’s President from December 2003 to June 2004. Prior to joining the Company, Mr. Rea was President and Chief Operating Officer of The Restoration Group, Inc. from June 2001 to December 2003. He was President of Tenax, Inc., a home building company, from February 1999 to June 2001. Mr. Rea attended Texas Tech University. Mr. Rea is the brother of the Company’s Chief Executive Officer and director, John E. Rea, and the son of the Company’s Executive Chairman, Mr. Edward P. Rea.

John E. Rea, Director and Chief Executive Officer

John E. Rea has been the Company’s Chief Executive Officer since December 2003, and has been a director since April 2001. Mr. Rea also served as the Company’s President prior to December 2003. He was President of Crafters from June 1994 to October 2004. He attended Southern Methodist University. Mr. Rea is the brother of the Company’s Chief Operating Officer and director, James A. Rea, and the son of the Company’s Executive Chairman, Edward P. Rea.

Certain Relationships and Related Transactions

In January 2004, Restoration Group America, Inc. (“RGA”), a subsidiary of the Company, entered into a consulting agreement with Edward P. Rea pursuant to which the Company pays Mr. Rea $8,500 per month, plus a transportation allowance of $500 per month, in exchange for his services rendered to the Company and its subsidiaries.

In June 2004, the Company issued an aggregate of 239,000 restricted shares of Common Stock to Rea Capital Corporation and Crafters, in full satisfaction of certain indebtedness incurred prior to June 2002, to cover working capital requirements. This indebtedness accrued interest at 8% and was due and payable in June 2003. Rea Capital Corporation is wholly owned and Crafters was majority-owned by Rea Brothers. Rea Brothers is wholly owned by Elga Rea, the wife of Edward P. Rea and the mother of James A. Rea and John E. Rea. Edward P. Rea serves as Chairman of Rea Capital Corporation and Rea Brothers, and was the Chairman of Crafters.

During a period in excess of 8 months following the damage inflicted by Hurricane Ivan in September 2004, the Company paid an aggregate of approximately $200,000 to Elga Rea, the wife of Edward P. Rea and the mother of James A. Rea and John E. Rea, as reimbursement for food preparation (three meals per day) and lodging coordination services she provided for the Company’s restoration management team and its subcontractors (as many as 200 people per day) during the cleanup and rebuilding period following Hurricane Ivan.

In June 2005, the Company’s directors, executive officers and consultants forgave an aggregate of $263,380 in moneys due and payable, comprised of $223,380 of commissions, $20,000 of salary, and $20,000 of consulting fees, as follows: (a) James A. Rea, the Company’s Chief Operating Officer and director, forgave $179,369 of commissions due and payable in relation to Florida storm related business; (b) the father of Kevin Dahlberg, the Company’s Executive Vice President, forgave $44,011 of commissions due and payable in relation to Florida storm related business; (c) John E. Rea, the Company’s Chief Executive Officer and director, forgave $10,000 of salary due and payable; (d) Kevin Dahlberg, the Company’s Executive Vice President, forgave $10,000 of salary due and payable; (e) Edward P. Rea, the Company’s Executive Chairman, forgave $10,000 of consulting fees due and payable; and (f) Bruce Hall, the Company’s Chief Financial Officer, who is a consultant to the Company, forgave $10,000 of consulting fees due and payable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of the Company’s outstanding Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such

reporting persons also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on a review of copies of Forms 3 and 4 promulgated by the SEC, and any amendments thereto, furnished to the Company by such reporting persons during the Company’s most recent fiscal year, and copies of Forms 5 promulgated by the SEC, and any amendments thereto, furnished to the Company by such reporting persons with respect to the Company’s most recent fiscal year, and any written representations from such reporting persons that no Form 5 is required, the following table sets forth information regarding each such reporting person who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2004 or prior fiscal years:

Name	Number of Late Reports (#)	Number of Transactions Not Reported On a Timely Basis (#)	Known Failures To File a Required Form

John Brobjorg	1	1	Form 3 due July 22, 2004 (filed Oct. 27, 2005)
Kevin L. Dahlberg	2	2	Form 3 due Dec. 26, 2003 (filed Oct. 28, 2005)
J. Kenneth Dunn	1	1	Form 3 due Aug. 30, 2004 (filed Oct. 27, 2005)
Bruce A. Hall	1	1	Form 3 due May 14, 2004 (filed Oct. 27, 2005)
Michael A. Jenkins	2	2	Form 3 due Mar. 25, 2004 (filed Oct. 27, 2005); Form 4 due Mar. 24, 2004 (filed Oct. 27, 2005)
Paul S. Johnson	2	2	Form 3 due Feb. 25, 2004 (filed Oct. 27, 2005); Form 4 due Mar. 24, 2004 (filed Oct. 27, 2005)
Edward P. Rea	1	1	Form 4 due Jan. 5, 2004 (filed Oct. 31, 2005); Form 5 due Feb. 16, 2004
James A. Rea	3	4	Form 3 due Jun. 11, 2003 (filed Oct. 28, 2005); Form 4 due Jan. 23, 2004 (filed Oct. 27, 2005); Form 4 due Apr. 16, 2004 (filed Oct. 27, 2005); Form 5 due Feb. 16, 2004
John E. Rea	1	2	Form 5 due Feb. 16, 2004
Robert A. England	1	1	Form 3 due in Dec. 2003
Ralph Hunter	1	1	Form 3 due in Aug. 2004
Cecil W. Jones	1	1	Form 3 due in Aug. 2004
Michael Mayor	1	1	Form 3 due in Mar. 2004
Richard S. Nelson	1	1	Form 3 due in Feb. 2004
Evelyn M. Rawls	1	1	Form 3 due in Sept. 2003
Yale Sage	1	1	Form 3 due in Aug. 2004
Crafter’s Marketplace, Ltd.	1	1	Form 3 due in Apr. 2004
DKWFLP LP	1	1	Form 3 due in Jan. 2004
J 2 Family LP	1	1	Form 3 due in Jan. 2004
JAAVBR LP	1	1	Form 3 due in Jan. 2004
Jades Family LP	1	1	Form 3 due in Jan. 2004
Rea Brothers Ltd.	1	1	Form 3 due in Apr. 2004
Rea Capital Corporation	1	4

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

The Company’s business is managed by, and under the direction of, the Board and its committees. The Board establishes corporate policies, approves major business decisions and monitors the performance of management. The Company’s full-time officers and executive employees perform its day-today management functions and operating activities. The Board met nine times during the fiscal year ended December 31, 2004, and took action 25 times by means of unanimous written consent. Each incumbent director attended at least 75% of such meetings, and each incumbent director attended all meetings held by all committees on which such director served. The Board maintains standing audit, compensation and nominating committees.

Any stockholder may send communications to the Board by submitting such communications in writing to the Secretary of the Company at 1507 Capital Avenue, Suite 101, Plano, Texas 75074. The Secretary of the Company will relay all such stockholder communications to the Board. The Company does not have a policy with regard to directors’ attendance at annual meetings, but does compensate its directors with a cash payment of $1,500, plus reimbursement of reasonable expenses in connection therewith, for attending the Company’s annual meeting. All of the incumbent directors attended the Company’s 2004 annual meeting on August 18, 2004.

Independent Directors

The Board has determined that Messrs. Dunn, Jenkins and Johnson are independent directors as defined in NASDAQ Marketplace Rule 4200. Pursuant to NASDAQ Marketplace Rule 4350(c)(1), which became applicable to the Company on July 31, 2005, a majority of the Board must be comprised of independent directors. The Company was in compliance with Rule 4350(c)(1) prior to the resignation of its former director, Ralph Hunter, on January 15, 2005. Pursuant to Rule 4350(c)(1), the Company had until the Meeting to regain compliance. The Company has attempted to attract a qualified candidate to serve as an independent director, but has been unable to locate such a candidate who is able to begin service prior to the Meeting. As soon as practicable after the Meeting, the Board expects to increase its size to seven members and elect a new independent director to fill the vacancy created by such increase, as provided in the Company’s bylaws, and at such time will regain compliance with Rule 4350(c)(1).

Audit Committee

The Audit Committee assists the Board in exercising its fiduciary responsibilities for oversight of audit and related matters, including corporate accounting, reporting and control practices. It is also responsible for recommending to the Board the independent auditors to be engaged by the Company for the following fiscal year. The Audit Committee, comprised of Messrs. Jenkins and Johnson, met one time during the fiscal year ended December 31, 2004, and took action one time by means of unanimous written consent. The Board has adopted a written charter for the Audit Committee effective July 13, 2004, a copy of which was attached as an exhibit to the Company’s proxy statement for its 2004 annual meeting, filed by the Company with the SEC on July 26, 2004 on Schedule 14A. All of the current members of the Audit Committee are independent in accordance with the existing requirements of NASDAQ’s listing standards. The Audit Committee will meet periodically with the Company’s management, financial personnel and independent auditors to review the Company’s internal accounting controls and auditing and financial reporting matters.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s financial statements as of and for the fiscal year ended December 31, 2004. The Company has discussed with the Company’s independent auditors, Whitley Penn, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants and has reported to the Audit Committee regarding such discussions. The Company has received the written disclosures and a letter from the Company’s independent auditors, Whitley Penn, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with Whitley Penn the issue of its independence and has reported to the Audit Committee regarding such discussions.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the SEC.

Michael A. Jenkins

Paul S. Johnson Jr.

Compensation Committee

The Compensation Committee is responsible for the review of, and making recommendations to, the Board on all matters relating to compensation and benefits provided to the Company’s executive officers. The Compensation Committee, comprised of Messrs. Jenkins and Johnson, met four times during the fiscal year ended December 31, 2004, and took action two times by means of unanimous written consent.

Nominating Committee

The Nominating Committee oversees the director nomination process and has the responsibility for identifying and evaluating potential candidates for director and recommending the slate of nominees to the Board. The Nominating Committee, comprised of Messrs. Jenkins and Johnson, did not meet and did not take action by means of unanimous written consent during the fiscal year ended December 31, 2004. The Board has adopted a new Nominating Committee Charter effective December 1, 2005, a copy of which is attached to this Proxy Statement as Appendix A (the “Nominating Committee Charter”). All of the current members of the Nominating Committee are independent in accordance with the existing requirements of NASDAQ’s listing standards.

The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in accordance with the provisions of the Nominating Committee Charter. Any such recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the next annual meeting as described in the “Other Matters” section on page 18 of this Proxy Statement.

The minimum qualifications of candidates the Nominating Committee will consider are set forth in the Nominating Committee Charter. Any director candidate recommended by a stockholder will be evaluated in the same manner as other director candidates. The Nominating Committee may use the services of third parties to identify and evaluate potential director nominees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers of the Company for the fiscal years ended December 31, 2002, 2003 and 2004. None of the Company’s other executive officers were compensated in excess of $100,000 in total annual salary and bonus during the fiscal year ended December 31, 2004.

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

John E. Rea	2004	120,000	—	21,611	(1)	—	833,333	—	—
Chief Executive Officer	2003	—	—	—		—	—	—	—
	2002	—	—	—		—	—	—	—

James A. Rea	2004	120,000	—	19,616	(2)	—	833,333	—	—
Chief Operating Officer	2003	—	—	—		—	—	—	—
	2002	—	—	—		—	—	—	—

Kevin L. Dahlberg	2004	101,667	—	9,064	(3)	—	583,333	—	—
Executive Vice President	2003	—	—	—		—	—	—	—
	2002	—	—	—		—	—	—	—

——————

(1)

John E. Rea receives an annual transportation allowance of $12,000, an annual health insurance allowance of up to $9,000 and an annual membership dues allowance of $10,000 for the Young President’s Organization.

(2)

James A. Rea receives an annual transportation allowance of $12,000 and an annual health insurance allowance of up to $9,000.

(3)

Mr. Dahlberg receives an annual transportation allowance of $6,000 and an annual health insurance allowance of up to $6,000.

Option Grants Table

The following table sets forth information concerning individual grants of stock options made to the named executive officers of the Company for the fiscal year ended December 31, 2004. The Company does not currently have any outstanding stock appreciation rights (SARs).

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Sh)	Expiration Date

John E. Rea	833,333(1)	21.2%	$0.30	June 1, 2013
James A. Rea	833,333(1)	21.2%	$0.30	June 1, 2013
Kevin L. Dahlberg	583,333(2)	14.9%	$0.30	January 1, 2014

——————

(1)

Granted June 1, 2003; vesting is 20% per year, with 5% vesting each quarter.

(2)

Granted January 1, 2004; 125,000 vested on grant date; 125,000 vest 50% per year, with 12.5% vesting each quarter; 66,667 vest 20% per year, with 5% vesting each quarter; 133,333 vest upon the Company’s earnings per share reaching $0.12 per share; and 133,333 vest upon the Company’s earnings per share reaching $0.24 per share.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 2004 by each of the named executive officers of the Company, and the value as of December 31, 2004 of all unexercised stock options, on an aggregated basis. The Company does not currently have any outstanding stock appreciation rights (SARs).

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Dec. 31, 2004 (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Dec. 31, 2004 ($) Exercisable/Unexercisable

John E. Rea	—	—	250,000 / 583,333	$90,000 / $210,000
James A. Rea	—	—	250,000 / 583,333	$90,000 / $210,000
Kevin L. Dahlberg	—	—	200,833 / 382,500	$72,300 / $137,700

Long-Term Incentive Plan (“LTIP”) Awards Table

The following table sets forth information regarding each award made to a named executive officer of the Company in the fiscal year ended December 31, 2004 under any LTIP.

Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans
			Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)

John E. Rea	—	—	—	—	—
James A. Rea	—	—	—	—	—
Kevin L. Dahlberg	— (1)	— (1)	$0(1)	$30,000/year(1)	$30,000/year(1)
	— (2)	— (2)	$0(2)	$60,000/year(2)	$60,000/year(2)

——————

(1)

Mr. Dahlberg’s employment agreement provides that his annual base salary will increase from its current $120,000 to $150,000 upon the Company’s raising a total of $4,000,000 in new equity or upon the Company’s obtaining either 50,000 or more apartment units placed into its PropertySMARTSM program or $8,000,000 in annual PropertySMARTSM gross revenues.

(2)

Mr. Dahlberg’s employment agreement also provides that his annual base salary will increase from its current $120,000 to $180,000 upon the Company’s becoming cash flow positive with a net operating income equal to 5% of sales.

Compensation of Directors

The Company compensates its directors with an annual retainer of $12,000 in cash; a cash payment of $1,500 for attending a Board meeting in person or $1,000 for attending via teleconference; a cash payment of $1,500 for attending the Company’s annual meeting; a cash payment of $1,750 for attending a meeting of any committee of which the director is a member; and reimbursement of reasonable expenses in connection with attending meetings.

In March 2004 the Company issued 16,667 restricted shares of Common Stock to each of Messrs. Jenkins and Johnson in consideration of their acceptance of their appointment to the Board.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has an employment agreement with its Chief Executive Officer, John E. Rea (the “John E. Rea Agreement”). The John E. Rea Agreement provides for an annual base salary of $120,000, a transportation allowance of $1,000 per month, a health insurance allowance of up to $750 per month, a sales commission equal to 1.75% of the Company’s consolidated gross revenue, participation in any savings and retirement plan and welfare benefit plans adopted by the Company and other standard provisions. The John E. Rea Agreement also provides for a one-time net termination fee of $1,000,000 upon any early termination by the Company.

The Company has an employment agreement with its Chief Operating Officer, James A. Rea (the “James A. Rea Agreement”). The James A. Rea Agreement provides for an annual base salary of $120,000, a transportation allowance of $1,000 per month, a health insurance allowance of up to $750 per month, a sales commission equal to 1.75% of the Company’s consolidated gross revenue, participation in any savings and retirement plan and welfare benefit plans adopted by the Company and other standard provisions. The James A. Rea Agreement also provides for a one-time net termination fee of $1,000,000 upon any early termination by the Company.

The Company has an employment agreement with its Executive Vice President, Vice President – Investor Relations and Secretary, Kevin L. Dahlberg (the “Dahlberg Agreement”). The Dahlberg Agreement provides for an annual base salary of $120,000, a transportation allowance of $500 per month, a health insurance allowance of up to $500 per month, participation in any commission programs, savings and retirement plan and welfare benefit plans adopted by the Company and other standard provisions. In addition, the Dahlberg Agreement provides that Mr. Dahlberg’s annual base salary will increase to $150,000 upon the Company’s raising a total of $4,000,000 in new equity or upon the Company’s obtaining either of 50,000 or more apartment units placed into its PropertySMARTSM program or $8,000,000 in annual PropertySMARTSM gross revenues, and will increase to $180,000 upon the Company’s becoming cash flow positive with a net operating income equal to 5% of sales.

Common Stock Performance Graph

The following performance graph compares the performance of the Common Stock to the Russell 2000 Index and to a peer group of other public companies. The companies in the peer group index are: Arthur J. Gallagher & Co., Brown & Brown, Inc., Crawford & Company (Class A and B), Fairfax Financial Holdings Limited, Hilb Rogal & Hobbs Company and HUB International. This graph assumes the reinvestment of all dividends, if any, paid on such securities and an investment of $100 on June 12, 2000. There is no assurance that the Common Stock performance will continue in the future with the same or similar trends as depicted in the below graph.

Independent Public Accountants

The Board has selected, and is recommending to the Company’s stockholders for ratification, the certified public accounting firm of Whitley Penn to audit the Company’s financial statements for the fiscal year ending December 31, 2005 and to serve as the Company’s independent accountant for the fiscal year ending December 31, 2005.

Representatives of Whitley Penn are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board previously appointed the certified public accounting firm of Turner, Stone & Company, L.L.P. (“Turner Stone”) to audit the Company’s financial statements for the fiscal year ending December 31, 2003. Turner Stone was dismissed as the Company’s certifying accountant on April 27, 2004. Effective April 28, 2004, the Board appointed Whitley Penn as the Company’s certifying accountant, and the stockholders of the Company ratified the appointment of Whitley Penn for the fiscal year ended December 31, 2004 at the Company’s 2004 annual meeting on August 18, 2004.

Except as noted at the end of this sentence, the audit reports of Turner Stone on the Company’s financial statements as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles; however, they did contain an explanatory paragraph regarding the company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2003 and through April 27, 2004, which was the date of the dismissal, there were no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Turner Stone, would have caused it to make reference thereto in its reports on the financial statements for such periods.

During the fiscal year ended December 31, 2003 and through April 27, 2004, which was the date of the dismissal, there were no or reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Turner Stone with a copy of the disclosures it filed with the SEC on May 4, 2004 on Form 8-K. In response, Turner Stone provided the Company with a letter, attached as Exhibit 16.1 to such Form 8-K, acknowledging its agreement with such disclosures.

During the fiscal year ended December 31, 2003 and through April 28, 2004, neither the Company nor any person on the Company’s behalf consulted Whitley Penn regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

An aggregate of $14,115 in fees was billed by Turner Stone for the fiscal year ended December 31, 2003 for professional audit services rendered by Turner Stone for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year.

An aggregate of $46,076 in fees, of which $21,358 was billed by Turner Stone and $24,618 was billed by Whitley Penn, was billed for the fiscal year ended December 31, 2004 for professional audit services rendered by Turner Stone prior to its dismissal as the Company’s certifying accountant on April 27, 2004, and by Whitley Penn subsequent to its appointment as the Company’s certifying accountant on April 28, 2004, for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year.

Audit-Related Fees

No fees were billed for the fiscal years ended December 31, 2003 or 2004 for assurance and related services by Turner Stone or Whitley Penn, as applicable, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

No fees were billed for the fiscal years ended December 31, 2003 or 2004 for professional services rendered by Turner Stone or Whitley Penn, as applicable, for tax compliance, tax advice, and tax planning.

All Other Fees

No fees were billed for the fiscal years ended December 31, 2003 or 2004 for products and services provided by Turner Stone or Whitley Penn, as applicable, other than the services reported under the caption “Audit Fees” above.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent auditors. The Audit Committee’s charter prohibits the Audit Committee from engaging the Company’s independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to one or more of its members. The Audit Committee’s pre-approval policies and procedures do not include delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. Since no “Audit-Related,” “Tax,” or “All Other” fees were billed for the fiscal years ended December 31, 2003 or 2004, the Audit Committee was not required to approve any such fees.

Other Matters

The Board does not know of any other matters that may come before the Meeting; however, if any other matters are properly presented to the Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their best judgment on such matters.

The Company expects to hold the 2006 annual meeting of stockholders on or about July 20, 2006. A stockholder who intends to present a proposal at the 2006 annual meeting of stockholders for inclusion in the Company’s 2006 proxy statement relating to that meeting must submit such proposal not earlier than March 22, 2006 and not later than April 21, 2006. For the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations and by the Company’s bylaws. The proposal must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.

The Company’s Annual Report for the fiscal year ended December 31, 2004, is being furnished with this Proxy Statement and was filed on Form 10-KSB with the SEC on May 11, 2005.

By Order of the Board of Directors

Edward P. Rea
Executive Chairman

Dated: December 5, 2005

Appendix A

RG America, Inc.
Nominating Committee Charter
Effective December 1, 2005

Summary

This is the charter for the Nominating Committee (the “Committee”) of RG America, Inc., a Nevada corporation (the “Company”). This charter will set forth the purpose, duties, and responsibilities of the Committee.

Purpose

The purpose of the Nominating Committee is to identify, evaluate and recommend qualified individuals to the Board of Directors of the Company (the “Board”) for nomination as directors (including the slate of directors that the Board proposes for election by stockholders at each annual meeting), and as members of committees established by the Board, as appropriate.

Organization

Each member of the Committee shall be a member of, and shall be appointed by, the Board. The Committee shall be comprised of at least two directors, each of whom is “independent” of management and the Company, as that term is defined by applicable laws and regulations, including, without limitation, Section 10A(m) of the Securities Exchange Act of 1934, as amended (Section 301 of the U.S. Sarbanes-Oxley Act of 2002). The members of the Committee shall also meet the independence requirements of all stock exchanges on which any of the Company’s securities are listed for trading.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including full access to Company employees and officers and internal or external advisers and consultants. The Committee may use the services of third parties to identify and evaluate potential director nominees. If a search firm is engaged by or on behalf of the Company to identify director candidates, or if a consulting firm is engaged by or on its behalf to assist the Committee with respect to corporate governance principles, the Committee shall have sole authority to retain and terminate any such firm, including sole authority to approve the firm’s fees and other retention terms.

Committee Structure and Operation

The Board shall designate one member of the Committee as its chair. The Committee may meet in person or telephonically, or may act by unanimous written consent. The Committee chair, in consultation with Committee members, shall determine the scheduled meetings of the Committee, provided that the Committee shall meet at least once during each fiscal year. Further meetings shall occur, or matters be submitted for action by unanimous written consent, when deemed necessary or desirable by the Committee, its chair, or the Company’s Executive Chairman. The scheduling of meetings shall be the responsibility of the Committee chair. The Committee chair, who may consult with management or other Committee members, shall develop the Committee’s agenda for its meetings. Where practicable, materials should be distributed to Committee members prior to each Committee meeting.

Attendance

The Committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel to attend a meeting of the Committee or to meet with any members of, or counsel or advisers to, the Committee.

Duties and Responsibilities

In furtherance of the purpose of the Committee, the following shall be the principal duties and responsibilities of the Committee, though the Committee may supplement this list as it deems appropriate:

1.

The Committee shall review periodically with the Board the requisite skills and characteristics for new director candidates as well as the composition of the Board as a whole. In recommending candidates, the Committee

1

shall consider the candidate’s mix of skills, experience, expertise, financial acumen, characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors, reputation, background and time availability (in light of anticipated needs), the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and any other factors the Committee deems appropriate. Candidates shall be evaluated on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, and their experience with and understanding of the business environment. At a minimum, the Committee shall address the following skill sets in evaluating director candidates: (a) accounting, finance, business or management experience; (b) industry knowledge; (c) customer base experience or perspective; and (d) strategic planning and leadership experience.

2.

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interest of the Company’s stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Committee shall endeavor to have a Board representing diverse experience at policy-making levels in business, and in areas that are relevant to the company’s business activities.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should consider offering their resignation in the event that a significant change in their personal circumstances, including their health, family responsibilities, or a change in their principal job responsibilities, would preclude them from devoting sufficient time to carrying out their responsibilities effectively.

The Board does not believe that arbitrary term limits on director service are appropriate, nor does it believe that directors should expect to be renominated automatically. The contribution of each director as a member of a committee or the Board shall be evaluated each year by the Committee before such director’s renomination is recommended to the Board.

3.

A majority of the directors shall be “independent” as defined above under “Organization.” These independent directors shall have regularly scheduled meetings without members of management or non-independent directors being present, which meetings may, but need not be, “executive sessions” held at the same time and place as regularly scheduled meetings of the Board.

Any director or nominee recommended for appointment to the Committee or to the Company’s Audit Committee or Compensation Committee shall be “independent” as defined above under “Organization” and shall also meet the applicable independence requirements of all stock exchanges on which any of the Company’s securities are listed for trading with respect to the applicable committee.

4.

The Committee shall review this Charter annually and recommend any proposed changes to the Board for its approval.

5.

The Committee shall periodically review and make recommendations to the Board regarding new director orientation and education as well as recommendations regarding continuing education of directors.

Stockholder Recommendations

The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary of the Company at its principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting or by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s next annual meeting as described in the proxy statement for the preceding year’s annual meeting (provided, however, that in the event that the date of the next annual meeting is more than 30 days before or more than 70 days after such anniversary date or such stated deadline, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company), and include the following information:

1.

As to each person whom the stockholder proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A

2

promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (b) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

2.

As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:  (a) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (b) the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (i) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee or (ii) otherwise to solicit proxies from stockholders in support of such nomination.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Notwithstanding the above timing requirements, in the event that the Board proposes to increase the number of directors to be elected to the Board at an annual meeting and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required hereby shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

Notwithstanding the foregoing, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Company to present his or her nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company.

Notwithstanding the foregoing, each stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth herein. Nothing herein shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or any rights of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the Company’s certificate of incorporation.

Any director candidate recommended by a stockholder in accordance with the foregoing procedure shall be evaluated in the same manner as other director candidates, and shall be voted upon by the Nominating Committee. Any stockholder nominee recommended by the Committee and proposed by the Board for election at the next annual meeting of stockholders shall be included in the Company’s proxy statement for such annual meeting.

Stockholder Communications

The Committee shall insure that the Company’s Chief Executive Officer together with other senior management maintain effective communications with the Company’s stockholders, and that stockholder communication mechanisms have been established so that stockholders are able to communicate with the independent directors as a whole or the chairman of the Nominating Committee individually via regular mail addressed to:

Corporate Secretary
RG America, Inc.
1507 Capital Avenue, Suite 101
Plano, Texas 75074.

The Committee chair shall monitor the process by which stockholder communications are answered or where appropriate forwarded to the appropriate committee(s), or independent director(s), and shall facilitate an appropriate response.

3

PROXY CARD
RG AMERICA, INC.

The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders of RG America, Inc., a Nevada corporation (the “Company”), to be held at the offices of Hughes & Luce, LLP located at 1717 Main Street, Suite 2800, Dallas, Texas 75201, at 10:00 a.m., Central Standard Time, on Thursday, December 15, 2005, and the Proxy Statement in connection therewith; and (ii) appoints Michael A. Jenkins and Paul S. Johnson, Jr., and each of them, as the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of the Company’s Common Stock, par value $0.001 per share, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at such meeting and at any adjournment thereof, and the undersigned directs that his or her proxy be voted as follows:

(a)

To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

☐    FOR ALL
☐    AGAINST ALL
☐    FOR ALL, EXCEPT VOTE WITHHELD FOR THE FOLLOWING:

         _____________________________________________________________

(b)

To ratify and approve the appointment of Whitley Penn as the independent auditors of the Company for the fiscal year ending December 31, 2005.

☐    FOR ALL
☐    AGAINST
☐    ABSTAIN

(c)

To transact such other business as may properly come before the meeting or any adjournment thereof.

☐    FOR ALL
☐    AGAINST
☐    ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHER-WISE MARKED, THIS PROXY WILL BE VOTED “FOR” THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

____________________________________________________

Signature

____________________________________________________

Printed Name

Dated:_________________________________________, 2005

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please complete, date, sign and mail this Proxy in the enclosed envelope. No postage is required if mailed in the United States.